POWER OF ATTORNEY

         Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph M. Cahill his true and lawful attorney-in-fact and with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K for the Riggs National Corporation for the fiscal year ending December 31, 2000, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, or fully to all intent and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                   Chairman of the Board
/s/ JOE L. ALLBRITTON              Chief Executive Officer          1/18/2001
---------------------                                               ---------
    Joe L. Allbritton                                               Date

/s/ ROBERT L. ALLBRITTON                 Director                   1/18/2001
------------------------                                            ---------
    Robert L. Allbritton                                            Date


/s/ TIMOTHY C. COUGHLIN                  Director                   1/22/2001
-----------------------                                             ---------
    Timothy C. Coughlin                                             Date


/s/ JOHN M. FAHEY, JR.                   Director                   1/22/2001
----------------------                                              ---------
    John M. Fahey, Jr.                                              Date


/s/ LAWRENCE I. HEBERT                   Director                   1/17/2001
----------------------                                              ---------
    Lawrence I. Hebert                                              Date


/s/ STEVEN B. PFEIFFER                   Director                   1/24/2001
----------------------                                              ---------
    Steven B. Pfeiffer                                              Date


/s/ JOHN E. V. ROSE                      Director                   1/29/2001
-------------------                                                 ---------
    John E. V. Rose                                                 Date


/s/ ROBERT L. SLOAN                      Director                   1/26/2001
-------------------                                                 ---------
    Robert L. Sloan                                                 Date


/s/ JACK VALENTI                         Director                   1/22/2001
----------------                                                    ---------
    Jack Valenti                                                    Date


/s/ WILLIAM L. WALTON                    Director                   1/22/2001
---------------------                                               ---------
    William L. Walton                                               Date


/s/ EDDIE N. WILLIAMS                    Director                   1/30/2001
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    Eddie N. Williams                                               Date